UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 31 July 2012

ALL GRADE MINING, INC..
 (Exact of registrant as specified in its charter)

COLORADO	0000823544	*
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification №.

370 West Pleasantview Avenue Hackensack , New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 788-3785
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

All Grade Mining, Inc. is proud to announce that on July 31,2012 it was able to exercise a prepay option to repay an outstanding convertible debenture with Asher Enterprises dated  February 8, 2012 for the full amount including interest totaling $50,000. The company has no other outstanding loans from Asher at this time. Although the repayment will be reflected on the 2012 third quarter  10-Q it will be disclosed as a subsequent event in the Company’s 2012 second quarter 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Wednesday August 1, 2012
Hackensack, New Jersey

All Grade Mining, Inc.

/s/ Gary Kouletas
By: Gary Kouletas, CEO